                                                                     EXHIBIT 4.4




                           FORM OF SERIES SUPPLEMENT



                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                              Seller and Servicer

                                      and

                             THE BANK OF NEW YORK

                                    Trustee

              on behalf of the Series 2001-__ Certificateholders

                     _____________________________________




                           SERIES 2001-__ SUPPLEMENT

                          Dated as of ______ __, 2001

                                      to

                        POOLING AND SERVICING AGREEMENT

                          Dated as of August 4, 1994

                     _____________________________________


                       MBNA MASTER CREDIT CARD TRUST II

                                SERIES 2001-__

                               TABLE OF CONTENTS

                                                                                      Page
SECTION 1.   Designation...........................................................      1

SECTION 2.   Definitions...........................................................      1

SECTION 3.   Servicing Compensation and Assignment of Interchange..................      9

SECTION 4.   Delivery of the Certificate...........................................     10

SECTION 5.   Article IV of the Agreement...........................................     11

     SECTION 4.04  Rights of Certificateholders....................................     11

     SECTION 4.05  Allocations.....................................................     11

     SECTION 4.06  Monthly Payments................................................     14

     SECTION 4.07  Shared Principal Collections....................................     16

     SECTION 4.08  Seller's or Servicer's Failure to Make a Deposit or Payment.....     16

     SECTION 4.09  Collections of Finance Charge Receivables Allocable to
                   Segregated Seller Interest......................................     16

SECTION 6.   Article V of the Agreement............................................     17

     SECTION 5.01. Distributions...................................................     17

     SECTION 5.02. Monthly Series Certificateholders' Statement....................     17

SECTION 7.   Series 2001-__ Pay Out Events.........................................     18

SECTION 8.   Sale of Investor Interest Pursuant to Section 2.04(e) or 10.02(a)
             of the Agreement......................................................     19

SECTION 9.   Distribution of Proceeds of Sale, Disposition or Liquidation of the
             Receivables Pursuant to Section 9.02 of the Agreement.................     20

SECTION 10.  Sale of Receivables...................................................     20

SECTION 11.  Series 2001-__ Termination............................................     21

SECTION 12.  Counterparts..........................................................     21

SECTION 13.  Governing Law.........................................................     21

SECTION 14.  Additional Notices....................................................     21

SECTION 15.  Additional Representations and Warranties of the Servicer.............     21

SECTION 16.  No Petition...........................................................     22

SECTION 17.  Certain Tax Related Amendments........................................     22

SECTION 18.  Treatment of Noteholders..............................................     22

SECTION 19.  Transfer of the Series 2001-__ Certificate............................     22

EXHIBITS
--------

EXHIBIT A      Form of Certificate

EXHIBIT B      Form of Monthly Payment Instru ctions and
               Notification to the Trustee

EXHIBIT C      Form of Monthly Series 2001-__ Certificateholder's Statement

SCHEDULE 1
----------

Schedule to the Exhibit C of the Pooling and Servicing Agreement

          SERIES 2001-__ SUPPLEMENT, dated as of ______ __, 2001 (this "Series
                                                                        ------
Supplement"), by and between MBNA AMERICA BANK, NATIONAL ASSOCIATION, a
----------
national banking association, as Seller and Servicer, and THE BANK OF NEW YORK, as Trustee under the Pooling and Servicing Agreement dated as of August 4, 1994 between MBNA America Bank, National Association and the Trustee (as amended, the "Agreement").
 ---------

          Section 6.09 of the Agreement provides, among other things, that the
          ------------
Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the delivery by the Trustee to the Seller for the execution and redelivery to the Trustee for authentication of one or more Series of Certificates.

          Pursuant to this Series Supplement, the Seller and the Trust shall create a new Series consisting of an Investor Certificate and shall specify the Principal Terms thereof.

          SECTION 1.  Designation.
                      -----------

          (a) There is hereby created a Series consisting of an Investor Certificate to be issued pursuant to the Agreement and this Series Supplement and to be known as the "Series 2001-__ Certificate." Such Investor Certificate shall be issued in one Class and shall be designated the Asset Backed Certificate, Series 2001-__ (the "Series 2001-__ Certificate"). The Series 2001-__ Certificate shall be issued as one definitive certificate substantially in the form of Exhibit A hereto.
               ---------

          (b) Series 2001-__ shall be included in Group One (as defined below). Series 2001-__ shall not be subordinated to any other Series.

          (c)  Except as expressly provided herein, (i) the provisions of
Article VI and Article XII of the Agreement relating to the registration,
----------     -----------
authentication, delivery, presentation, cancellation and surrender of Registered Certificates and the opinion described in subsection 6.09(b)(d)(i) and clauses
                                          ------------------------
(a) and (c) of the definition of Tax Opinion in Section 1.01 of the Agreement
                                                ------------
shall not be applicable to the Series 2001-__ Certificate, and (ii) the provisions of Section 3.07 of the Agreement shall not apply to cause the Series
              ------------
2001-__ Certificate to be treated as debt for federal, state and local income and franchise tax purposes, but rather the Seller intends and, together with the Series 2001-__ Certificateholders, agrees to treat the Series 2001-__ Certificate for federal, state and local income and franchise tax purposes as representing an equity interest in the assets of the Trust.

          (d) This Series Supplement is the Series 2001-__ Supplement referred to in the Trust Agreement of the MBNA Credit Card Master Note Trust, dated as of _____ __, 2001, among MBNA, as beneficiary, and Wilmington Trust Company, as owner trustee.

          SECTION 2.  Definitions.
                      -----------

          In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern. All Article, Section or subsection references herein shall mean Articles, Sections or subsections of the Agreement, except as otherwise provided herein. All capitalized terms not otherwise defined herein are defined in the Agreement. Each capitalized term defined herein shall relate only to the Certificate and no other Series of Certificates issued by the Trust.

          "Accumulation Period" with respect to Series 2001-__ shall mean,
           -------------------
solely for the purposes of the definition of Group One Monthly Principal Payment as such term is defined in each Supplement relating to Group One, the Revolving Period.

          "Adjusted Outstanding Dollar Principal Amount" shall have the meaning
           --------------------------------------------
specified in the Indenture.

          "Aggregate Investor Default Amount" shall mean, with respect to any
           ---------------------------------
Monthly Period, the sum of the Investor Default Amounts with respect to such Monthly Period.

          "Allocation Reset Date" shall mean, with respect to any Monthly
           ---------------------
Period, any date on which (a) the Investor Interest is increased as a result of
(i) the issuance of a new tranche of Notes or the issuance of additional Notes in an Outstanding tranche of Notes during such Monthly Period, (ii) the accretion of principal on Discount Notes during such Monthly Period, or (iii) a release of pre-funded amounts (other than prefunded amounts deposited during such Monthly Period) from a principal funding account for any Note during such Monthly Period, (b) an Addition Date occurs or (c) a Removal Date occurs on which, if any Series has been paid in full, Principal Receivables in an aggregate amount approximately equal to the initial investor interest of such Series are removed from the Trust; provided, however, that solely with respect
                                   --------  -------
to this term, "Series" shall mean any series of Investor Certificates (as defined in the Agreement) and any series, class or tranche of Notes.

          "Available Funds" shall mean, with respect to any Monthly Period, an
           ---------------
amount equal to the sum of (i) Collections of Finance Charge Receivables and amounts with respect to Annual Membership Fees allocated to the Investor Certificate and deposited in the Finance Charge Account for such Monthly Period (or to be deposited in the Finance Charge Account on the related Transfer Date with respect to the preceding Monthly Period pursuant to the third paragraph of subsection 4.03(a) and Section 2.08 of the Agreement and subsection 3(b) of this
------------------     ------------                      ---------------
Series Supplement), plus (ii) Principal Account Investment Proceeds to be treated as Available Funds for such Monthly Period pursuant to Section 4.02(e)
                                                               ---------------
of the Agreement as amended by Section 5(b) of this Supplement, plus (iii)
                               ------------
Finance Charge Account Investment Proceeds to be treated as Available Funds for such Monthly Period pursuant to Section 4.02(e) of the Agreement as amended by
                                ---------------
Section 5(b) of this Supplement, minus (iv) if the Seller or The Bank of New
------------
York is the Servicer, any Servicer Interchange for the related Monthly Period.

          "Available Investor Principal Collections" shall mean with respect to
           ----------------------------------------
any Monthly Period, an amount equal to (a) the Investor Principal Collections for such Monthly Period, plus (b) the amount of Shared Principal Collections
                         ----
with respect to Group One that are allocated to Series 2001-__ in accordance with subsection 4.07(b).
     ------------------

          "Certificate Representative" shall mean (a) if there is one Holder of
           --------------------------
the Investor Certificate, such Holder or the designee of such Holder, and (b) if there is more than one Holder of the Investor Certificate, the designee of the Holders of a majority of the outstanding principal balance of the Investor Certificate.

          "Closing Date" shall mean ______ __, 2001.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Cumulative Series Principal Shortfall" shall mean the sum of the
           -------------------------------------
Series Principal Shortfalls (as such term is defined in each of the related Series Supplements) for each Series in Group One.

          "Daily Principal Shortfall" shall mean, on any date of determination,
           -------------------------
the excess of the Group One Monthly Principal Payment for the Monthly Period relating to such date over the month to date amount of Collections processed in respect of Principal Receivables for such Monthly Period allocable to Investor Certificates (as defined in the Agreement) of all outstanding Series in Group One, not subject to reallocation, which are on deposit or to be deposited in the Principal Account on such date.

          "Distribution Date" shall mean ______ __, 2001 and the fifteenth day
           -----------------
of each calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Finance Charge Account Investment Proceeds" shall mean, with respect
           ------------------------------------------
to each Transfer Date, the investment earnings on deposits of Collections of Finance Charge Receivables for the related Monthly Period in the Finance Charge Account (net of investment expenses and losses) for the period from and including the first day of the related Monthly Period to but excluding such Transfer Date.

          "Fitch" shall mean Fitch, Inc., or any successor thereto.
           -----

          "Floating Allocation Investor Interest" shall mean, on any date of
           -------------------------------------
determination during any Monthly Period, an amount equal to the aggregate Available Funds Allocation Amount (as defined in the Indenture) for all series of Notes.

          "Floating Investor Percentage" shall mean, with respect to any date of
           ----------------------------
determination during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Floating Allocation Investor Interest for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables as of the close of business on the last day of the preceding Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the day immediately preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the close of business on the last day of the first calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Finance Charge Receivables or

Default Amounts, as applicable, for all outstanding Series on such date of determination; provided, however, that with respect to any Monthly Period in
               --------  -------
which an Allocation Reset Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the most recently occurring Allocation Reset Date (after adjusting for the aggregate amount of Principal Receivables, if any, added to or removed from the Trust on such Allocation Reset Date).

          "Group One" shall mean Series 2001-__ and each other Series specified
           ---------
in the related Supplement to be included in Group One.

          "Group One Monthly Principal Payment" shall mean with respect to any
           -----------------------------------
Monthly Period, for all Series in Group One (including Series 2001-__) which are in an Amortization Period or Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), the sum of (a) the Controlled Distribution Amount for the related Transfer Date for any Series in its Controlled Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (b) the Controlled Deposit Amount for the related Transfer Date for any Series (other than this Series 2001-__) in its Accumulation Period, other than its Rapid Accumulation Period, if applicable (as such terms are defined in the related Supplements for all Series in Group One),
(c) if Series 2001-__ is in its Accumulation Period, the Monthly Principal Target for such Monthly Period, (d) the Investor Interest as of the end of the prior Monthly Period taking into effect any payments to be made on the following Distribution Date for any Series in Group One in its Principal Amortization Period or Rapid Amortization Period (as such terms are defined in the related Supplements for all Series in Group One), (e) the Adjusted Investor Interest as of the end of the prior Monthly Period taking into effect any payments or deposits to be made on the following Transfer Date and Distribution Date for any Series in Group One in its Rapid Accumulation Period (as such terms are defined in the related Supplements for all Series in Group One), and (f) such other amounts as may be specified in the related Supplements for all Series in Group One.

          "Indenture" shall mean the Indenture, dated as of _____ __, 2001,
           ---------
between MBNA Credit Card Master Note Trust, as Issuer, and The Bank of New York, as indenture trustee, as amended and supplemented from time to time.

          "Initial Investor Interest" shall mean, when used in the Agreement,
           -------------------------
this Series Supplement or any other Supplement with respect to Series 2001-__ and with respect to any Monthly Period, the Initial Dollar Principal Amount (as defined in the Indenture) of any series, class or tranche of Notes.

          "Insolvency Proceeds" shall mean any proceeds arising out of a sale,
           -------------------
disposition or liquidation of Receivables (or interests therein) pursuant to
Section 9.02(a) of the Agreement.
---------------

          "Investor Certificateholders" shall mean the Holders of the Series
           ---------------------------
2001-___ Certificate.

          "Investor Certificate" shall mean any Investor Certificate (as defined
           --------------------
by the Agreement) executed by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.
                                          ---------

          "Investor Default Amount" shall mean, with respect to any Receivable
           -----------------------
in a Defaulted Account, an amount equal to the product of (a) the Default Amount and (b) the Floating Investor Percentage on the day such Account became a Defaulted Account.

          "Investor Default Rate" shall mean, for any Monthly Period, the
           ---------------------
percentage equivalent of a fraction, the numerator of which is the Aggregate Investor Default Amount for such Monthly Period and the denominator of which is the Weighted Average Floating Allocation Investor Interest for such Monthly Period.

          "Investor Default Target Deposit Amount" shall mean, for any date of
           --------------------------------------
determination during any Monthly Period, an amount equal to the product of (a) 1.5, (b) the highest Investor Default Rate for the three immediately preceding Monthly Periods and (c) the Floating Allocation Investor Interest for such date.

          "Investor Interest" with respect to Series 2001-__ shall mean, on any
           -----------------
date of determination, an amount equal to the sum of the Nominal Liquidation Amounts for each tranche of Notes Outstanding as of such date of determination.

          "Investor Percentage" shall mean for any Monthly Period, (a) with
           -------------------
respect to Finance Charge Receivables and Default Amounts, the Floating Investor Percentage and (b) with respect to Principal Receivables, the Principal Investor Percentage.

          "Investor Principal Collections" shall mean, with respect to any
           ------------------------------
Monthly Period, the sum of (a) the aggregate amount deposited into the Principal Account for such Monthly Period pursuant to subsections 4.05(a)(ii) or
                                            -----------------------
4.05(b)(ii), in each case, as applicable to such Monthly Period, and (b) the
-----------
aggregate amount of Unallocated Principal Collections deposited into the Principal Account pursuant to subsection 4.05(c).
                              ------------------

          "Investor Servicing Fee" shall have the meaning specified in
           ----------------------
subsection 3(a) hereof.
---------------

          "Legal Maturity Date," with respect to any tranche of Notes, shall
           -------------------
have the meaning specified in the Indenture.

          "Monthly Interest Target" shall mean, with respect to each Monthly
           -----------------------
Period, an amount equal to the aggregate Targeted Interest Deposit Amounts (as defined in the Indenture) for all series of Notes for such Monthly Period.

          "Monthly Period" shall have the meaning specified in the Agreement,
           --------------
except that the first Monthly Period with respect to the Investor Certificate shall begin on and include the Closing Date and shall end on and include __________ __, 2001.

          "Monthly Principal Target" shall mean, with respect to each Monthly
           ------------------------
Period, an amount equal to the aggregate Targeted Principal Deposit Amounts (as defined in the Indenture) for all series of Notes for such Monthly Period.

          "Net Servicing Fee" shall have the meaning specified in subsection
           -----------------                                      ----------
3(a) of this Series Supplement.
----

          "Net Servicing Fee Rate" shall mean (a) so long as the Seller or The
           ----------------------
Bank of New York is the Servicer, 1.25% per annum and (b) if the Seller or The Bank of New York is no longer the Servicer, 2.0% per annum.

          "Nominal Liquidation Amount," with respect to any tranche of Notes,
           --------------------------
shall have the meaning specified in the Indenture.

          "Note" or "Notes" shall mean each Note or the Notes (as defined in the
           ----      -----
Indenture) secured by the Certificate.

          "Outstanding" shall have the meaning specified in the Indenture.
           -----------

          "Pay Out Commencement Date" shall mean the date on which a Trust Pay
           -------------------------
Out Event is deemed to occur pursuant to Section 9.01 or a Series 2001-__ Pay
                                         ------------
Out Event is deemed to occur pursuant to Section 7 hereof.
                                         ---------

          "Payment Instruction" shall have the meaning specified in the
           -------------------
Indenture.

          "Permitted Assignee" shall mean any Person who, if it were the holder
           ------------------
of an interest in the Trust would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

          "Principal Account Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Transfer Date, the investment earnings on deposits of Collections of Principal Receivables for the related Monthly Period in the Principal Account (net of investment expenses and losses) for the period from and including the first day of the related Monthly Period to but excluding such Transfer Date.

          "Principal Allocation Investor Interest" shall mean, on any date of
           --------------------------------------
determination during any Monthly Period, an amount equal to the aggregate Principal Allocation Amounts (as defined in the Indenture) for all series of Notes.

          "Principal Investor Percentage" shall mean, with respect to any date
           -----------------------------
of determination during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the Principal Allocation Investor Interest for such date and the denominator of which is the greater of (a) the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the last day of the prior Monthly Period (or with respect to the first calendar month in the first Monthly Period, the aggregate amount of Principal Receivables in the Trust determined as of the close of business on the day preceding the Closing Date and with respect to the second calendar month in the first Monthly Period, the aggregate amount of

Principal Receivables in the Trust as of the close of business on the last day of the first calendar month in the first Monthly Period), and (b) the sum of the numerators used to calculate the Investor Percentages (as such term is defined in the Agreement) for allocations with respect to Principal Receivables for all outstanding Series on such date of determination; provided, however, that with
                                                  --------  -------
respect to any Monthly Period in which an Allocation Reset Date occurs, the denominator determined pursuant to clause (a) hereof shall be, on and after such date, the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the most recently occurring Allocation Reset Date (after adjusting for the aggregate amount of Principal Receivables, if any, added to or removed from the Trust on such Allocation Reset Date).

          "Rapid Amortization Period" shall mean the Amortization Period
           -------------------------
commencing on the Pay Out Commencement Date and ending on the earlier to occur of (a) the Series 2001-__ Termination Date and (b) the termination of the Trust pursuant to Section 12.01 of the Agreement.
            -------------

          "Rating Agency" shall mean, so long as any tranche of Notes is rated
           -------------
by Moody's, Moody's, so long as any tranche of Notes is rated by Standard & Poor's, Standard & Poor's and, so long as any tranche of Notes is rated by Fitch, Fitch.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Seller, the Servicer and the Trustee that an action will not result in any Rating Agency reducing or withdrawing its then existing rating of the Investor Certificates (as defined in the Agreement) of any outstanding Series or class of a Series with respect to which it is a Rating Agency.

          "Reallocated Principal Amount" shall mean, with respect to any
           ----------------------------
Monthly Period, the aggregate Reallocated Principal Amount (as defined in the Indenture) for all series of Notes for such Monthly Period.

          "Reassignment Amount" shall mean, with respect to any Transfer Date,
           -------------------
the sum of (a) the Adjusted Outstanding Dollar Principal Amount (as defined in the Indenture) of all Notes on such Transfer Date, (b) the Monthly Interest Target with respect to the immediately preceding Monthly Period and (c) any other fees and expenses of the Indenture Trustee payable by the MBNA Credit Card Master Note Trust pursuant to the Indenture, each after giving effect to any deposits and distributions otherwise to be made on such Transfer Date.

          "Revolving Period" shall mean the period from and including the
           ----------------
Closing Date to, but not including, the Pay Out Commencement Date.

          "Segregated Seller Interest" shall mean a dollar amount of the Seller
           --------------------------
Interest equal to the aggregate prefunded amounts on deposit in the Principal Funding Accounts for each series of Notes, as notified to the Servicer pursuant to Section 4.09 of the Agreement.
   ------------

          "Series 2001-__" shall mean the Series of the MBNA Master Credit Card
           ---------------
Trust II represented by the Investor Certificate.

          "Series 2001-__ Certificateholders" shall mean the Investor
           ---------------------------------
Certificateholders.

          "Series 2001-__ Monthly Principal Payment" shall mean, with respect to
           ----------------------------------------
any Monthly Period, an amount equal to the aggregate Monthly Principal Payments (as defined in the Indenture) for each series of Notes for such Monthly Period.

          "Series 2001-__ Pay Out Event" shall have the meaning specified in
           ----------------------------
Section 7 hereof.

          "Series 2001-__ Termination Date" shall mean the earlier to occur of
           -------------------------------
(a) the date designated by the Seller following the last Legal Maturity Date of any tranche of Notes, and (b) the Trust Termination Date.

          "Series Principal Shortfall" shall mean, with respect to any Transfer
           --------------------------
Date, the excess, if any, of the sum of the Principal Shortfalls (as defined in the Indenture) for all series of Notes for the related Monthly Period over the sum of the Principal Excesses (as defined in the Indenture) for all series of Notes for the related Monthly Period.

          "Series Servicing Fee Percentage" shall mean 2.0%.
           -------------------------------

          "Servicer Interchange" shall mean, for any Transfer Date, the portion
           --------------------
of Collections of Finance Charge Receivables allocated to the Investor Certificate and deposited in the Finance Charge Account with respect to the related Monthly Period that is attributable to Interchange; provided, however,
                                                            --------  -------
that Servicer Interchange for any Transfer Date shall not exceed one-twelfth of the product of (i) the Weighted Average Floating Allocation Investor Interest for the related Monthly Period and (ii) 0.75%; provided further, however, with
                                               -------- -------  -------
respect to the first Transfer Date, the Servicer Interchange may equal but shall not exceed the product of (i) the Weighted Average Floating Allocation Investor Interest for the first Monthly Period, (ii) 0.75% and (iii) a fraction, the numerator of which is [__] and the denominator of which is 360.

          "Shared Principal Collections" shall mean, with respect to any
           ----------------------------
Transfer Date, either (a) the amount allocated to the Investor Certificate which may be applied to the series principal shortfall with respect to other outstanding Series in Group One or (b) the amounts allocated to the Investor Certificates (as defined in the Agreement) of other Series in Group One which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover the Series Principal Shortfall with respect to the Investor Certificate.

          "Subordinated Note Percentage" shall mean, with respect to any date of
           ----------------------------
determination during any Monthly Period, the percentage equivalent of a fraction, the numerator of which is the aggregate Principal Allocation Amounts (as defined in the Indenture) for such date calculated for those Notes which are subordinated to any senior Notes and the denominator of which is the Principal Allocation Investor Interest for such date.

          "Termination Proceeds" shall mean any proceeds arising out of a sale
           --------------------
of Receivables (or interests therein) pursuant to Section 12.01(b) of the
                                                  ----------------
Agreement with respect to Series 2001-__.

          "Unallocated Principal Collections" shall have the meaning specified
           ---------------------------------
in subsection 4.05(c).
---------------------

          "Weighted Average Floating Allocation Investor Interest" shall mean,
           ------------------------------------------------------
with respect to any Monthly Period, the sum of the Floating Allocation Investor Interest as of the close of business on each day during such Monthly Period divided by the actual number of days in such Monthly Period.

          SECTION 3.   Servicing Compensation and Assignment of Interchange.
                       ----------------------------------------------------

          (a) The share of the Servicing Fee allocable to Series 2001-__ with respect to any Transfer Date (the "Investor Servicing Fee") shall be equal to
                                   ----------------------
one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Weighted Average Floating Allocation Investor Interest for the Monthly Period preceding such Transfer Date; provided, however, with respect to the
                                     --------  -------
first Transfer Date, the Investor Servicing Fee shall be equal to the product of
(i) the Weighted Average Floating Allocation Investor Interest for the first Monthly Period, (ii) the Series Servicing Fee Percentage and (iii) a fraction, the numerator of which is [__] and the denominator of which is 360. On each Transfer Date for which the Seller or The Bank of New York is the Servicer, the Servicer Interchange with respect to the related Monthly Period that is on deposit in the Finance Charge Account shall be withdrawn from the Finance Charge Account and paid to the Servicer in payment of a portion of the Investor Servicing Fee with respect to such Monthly Period. Should the Servicer Interchange on deposit in the Finance Charge Account on any Transfer Date with respect to the related Monthly Period be less than one-twelfth of 0.75% of the Weighted Average Floating Allocation Investor Interest for such Monthly Period, the Investor Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange on deposit in the Finance Charge Account; provided, however, that the Servicer Interchange with
                        --------  -------
respect to the first Transfer Date may equal but shall not exceed the product of
(i) the Weighted Average Floating Allocation Investor Interest for the first Monthly Period, (ii) 0.75% and (iii) a fraction, the numerator of which is [__] and the denominator of which is 360. The share of the Investor Servicing Fee allocable to the Series 2001-__ Certificate with respect to any Transfer Date (the "Net Servicing Fee") shall be equal to one-twelfth of the product of (i)
      -----------------
the Net Servicing Fee Rate and (ii) the Weighted Average Floating Allocation Investor Interest for the related Monthly Period; provided, however, with
                                                  --------  -------
respect to the first Transfer Date, the Net Servicing Fee shall be equal to the product of (i) the Weighted Average Floating Allocation Investor Interest for the first Monthly Period, (ii) the Net Servicing Fee Percentage and (iii) a fraction, the numerator of which is [__] and the denominator of which is 360. Except as specifically provided above, the Servicing Fee shall be paid by the cash flows from the Trust allocated to the Seller or the Investor Certificateholders (as defined in the Agreement) of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee or the Investor Certificateholders be liable therefor. The Net Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to the Indenture.

          (b) On or before each Transfer Date, the Seller shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge Receivables and allocable to the Investor Certificateholders with respect to the preceding Monthly Period as determined pursuant to this subsection 3(b).
                                                               ---------------
Such amount of Interchange shall be equal to the product of (i) the total amount of Interchange paid or payable to the Seller with respect to such Monthly Period, (ii) a fraction the numerator of which is the aggregate amount of cardholder charges for goods and services in the Accounts with respect to such Monthly Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in [all MasterCard and VISA consumer revolving credit card accounts owned by the Seller] with respect to such Monthly Period and (iii) the [Investor Percentage] with regard to Finance Charge Receivables. On each Transfer Date, the Seller shall pay to the Servicer, and the Servicer shall deposit into the Finance Charge Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge Receivables allocable to the Investor Certificate with respect to the preceding Monthly Period. The Seller hereby assigns, sets-over, conveys, pledges and grants a security interest and lien to the Trustee for the benefit of the Investor Certificateholders in Interchange and the proceeds of Interchange, as set forth in this subsection 3(b). In connection with the
                                  ---------------
foregoing grant of a security interest, this Series Supplement shall constitute a security agreement under applicable law. To the extent that a Supplement for a related Series, other than Series 2001-__, assigns, sets-over, conveys, pledges or grants a security interest in Interchange allocable to the Trust, all Investor Certificates (as defined in the Agreement) of any such Series (except as otherwise specified in any such Supplement) and the Investor Certificate shall rank pari passu and be equally and ratably entitled as provided herein to the benefits of such Interchange without preference or priority on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Series Supplement and other related Supplements.

          SECTION 4.  Delivery of the Certificate.
                      ---------------------------

          (a) The Seller shall execute and deliver the Investor Certificate to the Trustee for authentication in accordance with Section 6.01 of the Agreement.
                                                  ------------
The Trustee shall deliver such Certificate when authenticated in accordance with
Section 6.02 of the Agreement.
------------

          (b) The Investor Certificate shall be delivered as a Book-Entry Certificate as provided in Sections 6.01 and 6.10 of the Agreement.
                           ------------      ----

          (c) The Investor Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and
(ii) the Uniform Commercial Code of any other applicable jurisdiction that presently or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

          (d) When issued and sold in accordance with the terms of the Agreement, including when duly executed and authenticated by the Trustee in accordance with the terms of the Agreement and when issued and delivered against payment therefore, the Investor Certificate will be duly and validly issued and outstanding, fully paid, non-assessable, and entitled to the benefits of the Agreement.

          SECTION 5.    Article IV of the Agreement.
                        ---------------------------

          (a)  Except as otherwise provided in Section 5(b), Sections 4.01, 4.02
                                               ------------  -------------  ----
and 4.03 shall be read in their entirety as provided in the Agreement.
    ----

          (b) Notwithstanding any provision of the Agreement or this Series Supplement to the contrary, Section 4.02(e) of the Agreement shall be amended to
                            ---------------
provide that on each Transfer Date the Trustee, at the Servicer's direction given on or before such Transfer Date, shall (i) treat as Available Funds in accordance with Section 4.06(a) Series 2001-__'s pro rata portion of Finance
                ---------------
Charge Account Investment Proceeds with respect to such Transfer Date based on the ratio of the aggregate amount on deposit in the Finance Charge Account with respect to Series 2001-__ for the related Monthly Period at the commencement of such Transfer Date to the amount on deposit in the Finance Charge Account for the related Monthly Period at the commencement of such Transfer Date and (ii) treat as Available Funds in accordance with Section 4.06(a) Series 2001-__'s pro
                                            ---------------
rata portion of Principal Account Investment Proceeds with respect to such Transfer Date based on the ratio of the aggregate amount on deposit in the Principal Account with respect to Series 2001-__ at the commencement of such Transfer Date to the aggregate amount on deposit in the Principal Account at the commencement of such Transfer Date.

          (c)  Article IV (except for Sections 4.01, 4.02 and 4.03 thereof)
                                      -------------  ----     ----
shall be read in its entirety as follows and shall be applicable only to the Investor Certificate:


                                  ARTICLE IV
                       RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          SECTION 4.04  Rights of Certificateholders. The Investor Certificate
                        ----------------------------
shall represent undivided interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificate at the times and in the amounts specified in this Agreement, (a) the Floating Investor Percentage and Principal Investor Percentage (as applicable from time to time) of Collections received with respect to the Receivables and (b) funds on deposit in the Collection Account, the Finance Charge Account and the Principal Account. The Seller Interest shall not represent any interest in the Collection Account, the Finance Charge Account or the Principal Account, except as specifically provided in this Article IV.
                                                                  ----------

          SECTION 4.05  Allocations.
                        -----------

          (a)  Allocations During the Revolving Period. During the Revolving
               ---------------------------------------
Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the

Collection Account, allocate to the Investor Certificateholders or the Holder of the Seller Interest and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Allocate to the Investor Certificateholders the product of (y) the Floating Investor Percentage on the Date of Processing of such Collections and (z) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit in the Finance Charge Account an amount equal to either (I) (A) prior to the date on which the amount of the Monthly Interest Target with respect to the related Monthly Period is provided to the Servicer, an amount equal to such allocation, and (B) at all other times, the lesser of (a) such allocation and (b) the difference between (1) the sum of (x) the Monthly Interest Target, (y) if the Seller or The Bank of New York is not the Servicer, the Net Servicing Fee and (z) the Investor Default Target Deposit Amount, each with respect to the related Monthly Period and (2) the amounts previously deposited in the Finance Charge Account with respect to the current Monthly Period pursuant to this subsection 4.05(a)(i) or (II) the amount of such
                             ---------------------
     allocation; provided, that if a deposit pursuant to subsection
                 --------                                ----------
     4.05(a)(i)(I) is made on any Date of Processing, on the related Transfer
     -------------
     Date, the Servicer shall withdraw from the Collection Account and deposit into the Finance Charge Account an amount equal to the amount of Collections of Finance Charge Receivables that have been allocated to the Investor Certificateholders during the related Monthly Period but not previously deposited in the Finance Charge Account. Funds deposited into the Finance Charge Account pursuant to this subsection 4.05(a)(i) shall be
                                                 ---------------------
     applied in accordance with Section 4.06.
                                ------------

          (ii) Allocate to the Investor Certificateholders an amount equal to the product of (1) the Principal Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing, and, of such amount:

               (A) deposit in the Principal Account on each such Date of Processing an amount equal to the Daily Principal Shortfall;

               (B)  deposit in the Principal Account the following amounts:

                    (1) on each such Date of Processing, an amount equal to the least of (x) the Subordinated Note Percentage of the Collections in respect of Principal Receivables allocated to the Investor Certificateholders pursuant to this subsection 4.05(a)(ii), (y)
                                                   ----------------------
               the Investor Default Target Deposit Amount and (z) the remaining amount of Collections of Principal Receivables allocated to the Investor Certificateholders on such Date of Processing after application pursuant to subsection 4.05(a)(ii)(A); provided,
                                       -------------------------  --------
               however, that the aggregate amount deposited in the Principal
               -------
               Account pursuant to this Section 4.05(a)(ii)(B)(1) for such
                                        -------------------------
               Monthly Period shall not exceed an amount equal to the excess, if any, of (x) the Investor Default Target Deposit Amount over (y)
                                                                      ----
               an amount equal to the aggregate amount deposited in the Finance Charge Account pursuant to subsection 4.05(a)(i) for such Monthly
                                          ---------------------
               Period minus the sum of the Monthly Interest

               Target and, if the Seller or the Bank of New York is not the Servicer, the Net Servicing Fee; and

                    (2) on the related Transfer Date, deposit in the Principal Account an amount equal to the lesser of (x) the Collections in respect of Principal Receivables allocated to the Investor Certificateholders pursuant to this subsection 4.05(a)(ii) and
                                                   ----------------------
               not previously deposited in the Principal Account and (y) the excess, if any, of Reallocated Principal Amount for the related Monthly Period over the aggregate amount on deposit in the
                              ----
               Principal Account pursuant to subsection 4.05(a)(ii)(B)(1) on the
                                             ----------------------------
               close of business on the last day of the related Monthly Period; and

               (C) pay to the Holder of the Seller Interest an amount equal to any excess; provided, however, that the amount to be paid to the
                      --------  -------
          Holder of the Seller Interest pursuant to this subsection
                                                         ----------
          4.05(a)(ii)(C) with respect to any Date of Processing shall be paid to
          --------------
          the Holder of the Seller Interest if, and only to the extent that, the Seller Interest on such Transfer Date is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Date of Processing and the application of payments referred to in subsection
                                                                    ----------
          4.03(b)) and otherwise shall be considered as Unallocated Principal
          --------
          Collections and deposited into the Principal Account in accordance with subsection 4.05(c).
               ------------------

          (b)  Allocations During the Rapid Amortization Period. During the
               ------------------------------------------------
Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, allocate to the Investor Certificateholders and pay or deposit from the Collection Account the following amounts as set forth below:

          (i) Deposit into the Finance Charge Account an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing to be applied in accordance with Section 4.06.
                                ------------

          (ii) (A) Deposit into the Principal Account an amount equal to the product of (1) the Principal Investor Percentage on the Date of Processing of such Collections and (2) the aggregate amount of Collections processed in respect of Principal Receivables on such Date of Processing; provided,
                                                                     --------
     however, that the amount deposited into the Principal Account pursuant to
     -------
     this subsection 4.05(b)(ii)(A) shall not exceed the Investor Interest as of
          -------------------------
     the close of business on the last day of the prior Monthly Period (after taking into account any payments, deposits and adjustments to be made to the Investor Interest on the Transfer Date relating to such Monthly Period) and (B) pay to the Holder of the Seller Interest an amount equal to the excess, if any, identified in the proviso to clause (A) above; provided,
                                                                    --------
     however, that the amount to be paid to the Holder of the Seller Interest
     -------
     pursuant to this subsection 4.05(b)(ii)(B) with respect to any Date of
                      -------------------------
     Processing shall be paid to the Holder of the Seller Interest if, and only to the extent that, the Seller Interest on such Date of Processing is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such

     Date of Processing and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated
     -------------------
     Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(c).
                     ------------------

          (c)  Unallocated Principal Collections. Any Collections in respect of
               ---------------------------------
Principal Receivables not allocated and paid to the Holder of the Seller Interest because of the limitations contained in subsections 4.05(a)(ii)(C) and
                                                 --------------------------
4.05(b)(ii)(B) and any amounts allocable to the Investor Certificate deposited
--------------
in the Principal Account pursuant to subsections 2.04(d)(iii) and 4.03(c)
                                     ------------------------     -------
("Unallocated Principal Collections") shall be held in the Principal Account
  ---------------------------------
and, except as provided in the following sentence, shall be paid to the Holder of the Seller Interest if, and only to the extent that, the Seller Interest is greater than the Minimum Seller Interest. For each Transfer Date with respect to any Note Accumulation Period (as defined in the Indenture), any such Unallocated Principal Collections held in the Principal Account on such Transfer Date shall be included in the Investor Principal Collections which to the extent available shall be distributed as Available Investor Principal Collections to be applied pursuant to Section 4.06 on such Transfer Date.
            ------------

          (d)  Payments. With respect to the Investor Certificate, and
               --------
notwithstanding anything in the Agreement or this Series Supplement to the contrary, whether or not the Servicer is required to make monthly or daily deposits from the Collection Account into the Finance Charge Account or the Principal Account pursuant to subsections 4.05(a) or 4.05(b), with respect to
                              -------------------    -------
any Monthly Period (i) the Servicer will only be required to deposit Collections from the Collection Account into the Finance Charge Account or the Principal Account up to the required amount to be deposited into any such deposit account and distributed on or prior to the related Transfer Date to the Investor Certificateholders and (ii) if at any time prior to such Transfer Date the amount of Collections deposited in the Collection Account, the Finance Charge Account or the Principal Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account, the Finance Charge Account or the Principal Account, as applicable.

          SECTION 4.06   Monthly Payments. On or before each Transfer Date, the
                         ----------------
Servicer shall instruct the Trustee in writing (which writing shall be substantially in the form of Exhibit B hereto) to withdraw and the Trustee,
                             ---------
acting in accordance with such instructions, shall withdraw on such Transfer Date, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account and the Principal Account as follows:

          (a) An amount equal to the Available Funds deposited into the Finance Charge Account for the related Monthly Period will be paid on each Transfer Date to the Investor Certificateholders in accordance with Section 5.01.
                                                      ------------

          (b) During the Revolving Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

          (i) an amount equal to the lesser of (A) the Available Investor Principal Collections for such Transfer Date and (B) an amount equal to the Series 2001-__

     Monthly Principal Payment for the related Monthly Period shall be paid on each Transfer Date to the Investor Certificateholders in accordance with
     Section 5.01;
     ------------

          (ii) an amount equal to the lesser of (A) the Available Investor Principal Collections remaining after the application specified in subsection 4.06(b)(i) above and (B) the product of (1) a fraction, the
     ---------------------
     numerator of which is equal to the Available Investor Principal Collections remaining after the application specified in subsection 4.06(b)(i) above
                                                  ---------------------
     for such Transfer Date and the denominator of which is equal to the sum of the Available Investor Principal Collections available for sharing as specified in the related Series Supplement for each Series in Group One (including Series 2001-__) and (2) the Cumulative Series Principal Shortfall shall remain in the Principal Account to be treated as Shared Principal Collections and applied to Series in Group One other than this Series 2001-__; and

          (iii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections for such Transfer Date over (B) the applications specified in subsections 4.06(b)(i) and (ii) above shall be
                               ----------------------     ----
     paid to the Holder of the Seller Interest; provided, however, that the
                                                --------  -------
     amount to be paid to the Holder of the Seller Interest pursuant to this subsection 4.06(b)(iii) with respect to such Transfer Date shall be paid to
     -----------------------
     the Holder of the Seller Interest if, and only to the extent that, the Seller Interest on such Date of Processing is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise
                                            -------------------
     shall be considered as Unallocated Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(c).
                                              ------------------

          (c) During the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections deposited into the Principal Account for the related Monthly Period will be distributed on each Transfer Date in the following priority:

          (i) an amount equal to the Investor Interest shall be paid on each Transfer Date to the Investor Certificateholders in accordance with Section
                                                                         -------
     5.01;
     ----

          (ii) an amount equal to the excess, if any, of (A) the Available Investor Principal Collections over (B) the applications specified in subsections 4.06(c)(i) above shall be paid to the Holder of the Seller
     ----------------------
     Interest; provided, however, that the amount to be paid to the Holder of
               --------  -------
     the Seller Interest pursuant to this subsection 4.06(c)(ii) with respect to
                                          ----------------------
     such Transfer Date shall be paid to the Holder of the Seller interest if, and only to the extent that, the Seller Interest on such Date of Processing is equal to or greater than the Minimum Seller Interest (after giving effect to the inclusion in the Trust of all Receivables created on or prior to such Transfer Date and the application of payments referred to in subsection 4.03(b)) and otherwise shall be considered as Unallocated
     -------------------
     Principal Collections and deposited into the Principal Account in accordance with subsection 4.05(c).
                     ------------------

          SECTION 4.07   Shared Principal Collections.
                         ----------------------------

          (a) The portion of Shared Principal Collections on deposit in the Principal Account equal to the amount of Shared Principal Collections allocable to Series 2001-__ on any Transfer Date shall be applied as an Available Investor Principal Collection pursuant to Section 4.06 and pursuant to such Section 4.06
                                 ------------                      ------------
shall be paid on such Transfer Date to the Certificate Representative.

          (b) Shared Principal Collections allocable to Series 2001-__ with respect to any Transfer Date shall mean an amount equal to the Series Principal Shortfall, if any, with respect to Series 2001-__ for such Transfer Date; provided, however, that if the aggregate amount of Shared Principal Collections
--------  -------
for all Series for such Transfer Date is less than the Cumulative Series Principal Shortfall for such Transfer Date, then Shared Principal Collections allocable to Series 2001-__ on such Transfer Date shall equal the product of (i) Shared Principal Collections for all Series for such Transfer Date and (ii) a fraction, the numerator of which is the Series Principal Shortfall with respect to Series 2001-__ for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Principal Shortfall for all Series for such Transfer Date.

          (c) Solely for the purpose of determining the amount of Available Investor Principal Collections to be treated as Shared Principal Collections on any Transfer Date allocable to other Series in Group One, on each Determination Date, the Servicer shall determine the amount of Shared Principal Collections with respect to Series 2001-__ as of such Determination Date for the following Transfer Date.

          SECTION 4.08   Seller's or Servicer's Failure to Make a Deposit or
                         ---------------------------------------------------
Payment. If the Servicer or the Seller fails to make, or give instructions to
-------
make, any payment or deposit (other than as required by subsections 2.04(d) and
                                                        -------------------
(e) and 12.02(a) or Sections 10.02 and 12.01) required to be made or given by
---     --------    --------------     -----
the Servicer or Seller, respectively, at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer or Seller. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Seller or the Servicer, as the case may be.

          SECTION 4.09   Collections of Finance Charge Receivables Allocable to
                         ------------------------------------------------------
Segregated Seller Interest. The Certificate Representative may from time to time
--------------------------
notify the Servicer of the amount of the Seller Interest that is to be the Segregated Seller Interest in an amount equal to the prefunded amounts on deposit in the Principal Funding Accounts (as defined in the Indenture and any supplement thereto) for any series of Notes. The Certificate Representative may from time to time, with respect to any Monthly Period, request that on the related Transfer Date Collections of Finance Charge Receivables allocable to the Segregated Seller Interest be paid to the Investor Certificateholder, in an amount not to exceed the lesser of:

          (a) the aggregate amount of all Prefunding Earnings Shortfalls (as defined in the Indenture and the related supplements thereto) for all tranches of Notes with respect to such Monthly Period, and

          (b) the aggregate amount of all Collections of Finance Charge Receivables allocable to the Segregated Seller Interest with respect to such Monthly Period less any portion of the Defaulted Receivables and the Servicing Fee allocable to the Segregated Seller Interest with respect to such Monthly Period pursuant to Section 4.03(b).
                                     ---------------

Prior to the close of business on the day any Collections are deposited in the Collection Account during such Monthly Period, the Servicer will allocate to the Segregated Seller Interest and deposit in the Finance Charge Account such amount for payment to the Investor Certificateholders on the related Transfer Date; provided, however, that the aggregate amount allocated and paid for any Monthly
--------  -------
Period shall not exceed the amount computed above.

          SECTION 6.     Article V of the Agreement. Article V of the Agreement
                         --------------------------
shall read in its entirety as follows and shall be applicable only to the Investor Certificateholders:


                                   ARTICLE V
                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                              CERTIFICATEHOLDERS

          SECTION 5.01.  Distributions. On each Transfer Date, the Trustee shall
                         -------------
distribute (in accordance with the certificate delivered on or before the related Transfer Date by the Servicer to the Trustee pursuant to subsection
                                                                 ----------
3.04(b)) to the Certificate Representative the aggregate amount payable to the
--------
Investor Certificateholders pursuant to Section 4.06 to the account of the
                                        ------------
Certificate Representative, as specified in writing by the Certificate Representative, in immediately available funds.

          SECTION 5.02.  Monthly Series Certificateholders' Statement. On or
                         --------------------------------------------
before each Transfer Date, the Trustee shall forward to the Certificate Representative and each Rating Agency a statement substantially in the form of Exhibit C to this Series Supplement prepared by the Servicer, delivered to the
---------
Trustee and setting forth, among other things, the following information:

          (i)   the amount of the current distribution;

          (ii) the amount of the current distribution which constitute Available Funds and Available Investor Principal Collections;

          (iii) the amount of Collections of Principal Receivables processed during the related Monthly Period and allocated to Series 2001-__;

          (iv) the amount of Collections of Finance Charge Receivables processed during the related Monthly Period and allocated to Series 2001-__;

          (v) the aggregate amount of Principal Receivables, the Investor Interest, the

     Floating Allocation Investor Interest, the Principal Allocation Investor Interest, the Floating Investor Percentage and the Principal Investor Percentage with respect to the Principal Receivables in the Trust as of the end of the day on the Record Date;

          (vi) the aggregate outstanding balance of Accounts which were 30 to 59, 60 to 89, 90 to 119, 120 to 149 and 150 or more days delinquent as of the end of the day on the Record Date;

          (vii) the Aggregate Investor Default Amount for the related Monthly Period;

          (viii) the amount of the Investor Servicing Fee, the Net Servicing Fee and the Servicer Interchange for the related Monthly Period; and

          (ix)   such other items as are set forth in Exhibit C to this Series
                                                      ---------
     Supplement.

          SECTION 7.   Series 2001-__ Pay Out Events. If any one of the
                       -----------------------------
following events shall occur with respect to the Investor Certificate:

          (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of the Agreement or this Series Supplement, on or before the date occurring five days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Seller set forth in the Agreement or this Series Supplement, which failure has a material adverse effect on the Investor Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Investor Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this and continues to affect materially and adversely the interests of the Investor Certificateholders for such period;

          (b) any representation or warranty made by the Seller in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to
Section 2.01 or 2.06 of the Agreement, (i) shall prove to have been incorrect in
------------    ----
any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by the Holders of the Investor Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2001-__, and (ii) as a result of which the interests of the Investor Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Series 2001-__ Pay
                                    --------  -------
Out Event pursuant to this subsection 7(b) hereof shall not be deemed to have
                           ---------------
occurred hereunder if the Seller has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c) the Seller shall fail to convey Receivables arising under Additional Accounts, or Participations, to the Trust, as required by subsection
                                                                     ----------
2.06(a); or
-------

          (d) any Servicer Default shall occur which would have a material adverse effect on the Investor Certificateholders;

then, in the case of any event described in subsection 7(a), (b) or (d) hereof,
                                            ---------------  ---    ---
after the applicable grace period set forth in such subparagraphs, if any, either the Trustee or Holders of the Investor Certificate evidencing Undivided Interests aggregating not less than 50% of the Investor Interest of this Series 2001-__ by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Investor Certificateholders) may declare that a pay out event (a "Series 2001-__ Pay Out Event") has occurred as of the date of such
              ----------------------------
notice, and in the case of any event described in subsection 7(c) hereof, a
                                                  ---------------
Series 2001-__ Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Investor Certificateholders immediately upon the occurrence of such event.

          SECTION 8.   Sale of Investor Interest Pursuant to Section 2.04(e)
                       -----------------------------------------------------
or 10.02(a) of the Agreement.
----------------------------

     (a) (i) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the reassignment deposit amount with respect to Series 2001-__ in connection with a reassignment of Principal Receivables pursuant to Section 2.04(e) of the Agreement shall be equal to
                             ---------------
     the Reassignment Amount for the first Transfer Date following the Monthly Period in which such reassignment obligation arises under the Agreement.

          (ii) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the minimum bid in connection with a sale of Receivables pursuant to Section 10.02(a) of the Agreement shall be equal to
                             ----------------
     the Reassignment Amount for the first Transfer Date following the Monthly Period in which such sale of receivables obligation arises under the Agreement.

     (b) With respect to the proceeds from any reassignment of Principal Receivables available for distribution to the Investor Certificateholders as described in this Section 8 or any Termination Proceeds from the sale of
                  ---------
Receivables (or interests therein) allocable to the Investor Interest deposited into the Collection Account pursuant to Section 12.01(b) of the Agreement, the
                                        ----------------
Trustee shall, not later than 12:00 noon, New York City time, on the following Transfer Date, make deposits or distributions of such amounts and pay such amounts to the Investor Certificateholders.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Investor Certificateholders pursuant to Section 10.02(a) of the Agreement and all amounts available for
            ----------------
distribution to the Investor Certificateholders shall be distributed in full to the Investor Certificateholders on such date and shall be deemed to be a final distribution pursuant to Section 12.01 of the Agreement.
                         -------------

          SECTION 9.   Distribution of Proceeds of Sale, Disposition or
                       ------------------------------------------------
Liquidation of the Receivables Pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------

     (a) Not later than 12:00 noon, New York City time, on the Transfer Date following the date on which Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee
                               ---------------
shall (after giving effect to any deposits and distributions otherwise to be made on such Transfer Date) deduct from the Collection Account an amount equal to the Investor Interest on such Transfer Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and pay such amount to the Series 2001-__ Certificateholders, provided that the amount
                                                      --------
of such payment shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Investor Percentage with respect to the related Monthly Period. The remainder of the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and not allocated to other Series shall be allocated to the Seller Interest and shall be released to the Seller on such Transfer Date.

     (b) Not later than 12:00 noon, New York City time, on the Transfer Date following the date on which Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee
                               ---------------
shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Transfer Date) deduct from the Collection Account an amount equal to the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and (y) the Floating Investor Percentage with respect to such Monthly Period, and pay such amount to the Investor Certificateholders. The remainder of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and not allocated to other Series shall be distributed to the Seller on such Transfer Date.

     (c) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the entire amount payable to the Investor Certificateholders pursuant to this Section, and all amounts on deposit in the Collection Account for distribution to the Investor Certificateholders shall be distributed in full to the Investor Certificateholders on the Transfer Date on which funds are deposited pursuant to this Section (or, if not so deposited on a Transfer Date, on the immediately following Transfer Date) and shall be deemed to be a final distribution pursuant to Section 12.01 of the Agreement.
                         -------------

     (d) Notwithstanding any provision of the Agreement or this Series Supplement, for purposes of Section 9.02(a) of the Agreement, the Holders of the
                            ---------------
Investor Certificates shall be deemed to have irrevocably disapproved a liquidation of the Receivables following an Insolvency Event with respect to the Seller.

          SECTION 10.  Sale of Receivables. Upon notice to the Servicer by the
                       -------------------
Certificate Representative pursuant to the Indenture with respect to any tranche of accelerated Notes or any tranche of Notes which has reached its Legal Maturity Date, the Trustee will cause the Trust to sell to a Permitted Assignee Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount specified by the Certificate Representative which shall be a portion of the Investor Interest of Series 2001-__ equal to the Nominal Liquidation Amount of the affected tranche of Notes, calculated as of the end of the prior Monthly Period

(after giving effect to deposits and distributions otherwise to be made with respect to such Monthly Period). The proceeds from such sale shall be immediately paid to the Certificate Representative.

          SECTION 11.  Series 2001-__ Termination. The right of the Investor
                       --------------------------
Certificateholders to receive payments from the Trust will terminate on the first Business Day following the earlier to occur of (i) the date designated by the Seller following the last occurring Legal Maturity Date of any tranche of Notes, and (ii) the Trust Termination Date.

          SECTION 12.  Counterparts. This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 13.  Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED
                       ----------------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; PROVIDED,
                                                                    --------
HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN THE
-------
ADMINISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 14.  Additional Notices. For so long as the Investor
                       ------------------
Certificate shall be outstanding, the Seller agrees to provide Fitch with the notice provided to each Rating Agency in subsection 2.06(c)(i) of the Agreement
                                         ---------------------
and agrees to provide to Fitch and Standard and Poor's the Opinion of Counsel provided to Moody's pursuant to subsection 2.06(c)(vi) of the Agreement, in each
                                ----------------------
case in the times and the manner provided for in such subsections.

          SECTION 15.  Additional Representations and Warranties of the
                       ------------------------------------------------
Servicer. MBNA America Bank, National Association, as initial Servicer, hereby
--------
makes, and any Successor Servicer by its appointment under the Agreement shall make the following representations and warranties:

          (a)  All Consents. All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Series Supplement by the Servicer and the performance of the transactions contemplated by this Series Supplement by the Servicer, have been duly obtained, effected or given and are in full force and effect.

          (b)  Rescission or Cancellation. The Servicer shall not permit any
               --------------------------
rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the normal operating procedures of the Servicer.

          (c)  Receivables Not To Be Evidenced by Promissory Notes. Except in
               ---------------------------------------------------
connection with its enforcement or collection of an Account, the Servicer will take no action to cause any Receivable to be evidenced by an instrument or chattel paper (as defined in the UCC as in effect in the State of Delaware).

          SECTION 16.  No Petition. The Seller, the Servicer and the Trustee, by
                       -----------
entering into this Series Supplement and each Investor Certificateholder, by accepting the Investor Certificate or any portion thereof hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificateholders, the Agreement or this Series Supplement.

          SECTION 17.  Certain Tax Related Amendments. In addition to being
                       ------------------------------
subject to amendment pursuant to any other provisions relating to amendments in either the Agreement or this Series Supplement, this Series Supplement may be amended by the Seller without the consent of the Servicer, Trustee or any Investor Certificateholder if the Seller provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) a certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder; provided, that no such amendment shall be deemed effective
                   --------
without the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified. Promptly after the effectiveness of any amendment pursuant to this Section 17, the Seller shall deliver a copy of such
                           ----------
amendment to each of the Servicer, the Trustee and each Rating Agency.

          SECTION 18.  Treatment of Noteholders. Subject to Section 9(d), for
                       ------------------------             ------------
purposes of any provision of the Agreement or this Series Supplement requiring or permitting actions with the consent of, or at the direction of, Investor Certificateholders holding a specified percentage of the aggregate unpaid principal amount of Investor Certificates (a) each Noteholder will be deemed to be an Investor Certificateholder; (b) each Noteholder will be deemed to be the Holder of an aggregate unpaid principal amount of the Investor Certificate equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes;
(c) each series of Notes under the Indenture will be deemed to be a separate Series of Investor Certificates and the Holder of a Note of such series will be deemed to be the Holder of an aggregate unpaid principal amount of such Series of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes of such series; (d) each tranche of Notes under the Indenture will be deemed to be a separate Class of Investor Certificates and the Holder of a Note of such tranche will be deemed to be the Holder of an aggregate unpaid principal amount of such Class of Investor Certificates equal to the Adjusted Outstanding Dollar Principal Amount of such Noteholder's Notes of such tranche and (e) any Notes owned by the MBNA Credit Card Master Note Trust, the Seller, the Servicer, any other holder of the Seller Interest or any Affiliate thereof will be deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such consent or direction, only Notes which the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Seller, the Servicer, any other holder of the Seller Interest or any Affiliate thereof.

          SECTION 19.  Transfer of the Series 2001-__ Certificate. The Series
                       ------------------------------------------
2001-__ Certificate may not be sold, participated, transferred, assigned, exchanged or otherwise pledged or conveyed in whole or in part except upon the prior delivery to the Master Trust Trustee and the Owner Trustee of a Master Trust Tax Opinion and an Issuer Tax Opinion (as defined in the Indenture), respectively, with respect thereto.

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series 2001-__ Supplement to be duly executed by their respective officers as of the day and year first above written.

                                        MBNA AMERICA BANK,
                                          NATIONAL ASSOCIATION,
                                          Seller and Servicer


                                        By:  _______________________________
                                             Name:
                                             Title:



                                        THE BANK OF NEW YORK,
                                          Trustee


                                        By:  _______________________________
                                             Name:
                                             Title:


                 [Signature Page to Series 2001-__ Supplement
                         dated as of ______ __, 2001]

                                                                       EXHIBIT A
                                                                       ---------


                              FORM OF CERTIFICATE
                              -------------------

     THIS SERIES 2001-__ CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SERIES 2001-__ CERTIFICATE, AGREES THAT IT IS ACQUIRING THIS SERIES 2001-__ CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, THE PUBLIC DISTRIBUTION HEREOF AND THAT NEITHER THIS SERIES 2001-__ CERTIFICATE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED, EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH PROVISIONS. THE TRANSFER OF THIS SERIES 2001-__ CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, NEITHER THIS SERIES 2001-__ CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED, EXCEPT IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     No.__


                       MBNA MASTER CREDIT CARD TRUST II
                          SERIES 2001-__ CERTIFICATE
                   ASSET BACKED CERTIFICATE, SERIES 2001-__

Evidencing an Undivided Interest in a trust, the corpus of which consists of a portfolio of MasterCard(R) and VISA(R) credit card receivables generated or acquired by MBNA America Bank, National Association and other assets and interests constituting the Trust under the Pooling and Servicing Agreement described below.

                     (Not an interest in or obligation of
                    MBNA America Bank, National Association
                          or any Affiliate thereof.)

          This certifies that MBNA Credit Card Master Note Trust (the "Investor
                                                                       --------
Certificateholder") is the registered owner of an Undivided Interest in a trust
-----------------
(the "Trust"), the corpus of which consists of a portfolio of receivables (the
      -----
"Receivables") now existing or
 -----------
hereafter created and arising in connection with selected MasterCard and VISA* credit card accounts (the "Accounts") of MBNA America Bank, National
                           --------
Association, a national banking association organized under the laws of the United States, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables but excluding recoveries on any charged-off Receivables), the right to certain amounts received as Interchange with respect to the Accounts and the other assets and interests constituting the Trust pursuant to a Pooling and Servicing Agreement, dated as of August 4, 1994, as amended as of March 11, 1996, as of June 2, 1998, as of January 10, 1999, as of October 2, 2000, and as of March 30, 2001, as supplemented by the Series 2001-__ Supplement, dated as of ________ __, 2001 (collectively, the "Pooling
                                                                      -------
and Servicing Agreement"), by and between MBNA America Bank, National
-----------------------
Association, as Seller (the "Seller") and as Servicer (the "Servicer"), and The
                             ------                         --------
Bank of New York, as Trustee (the "Trustee"), a summary of certain of the
                                   -------
pertinent provisions of which is set forth hereinbelow.

          To the extent not defined herein, capitalized terms used herein have the respective meanings assigned to them in the Pooling and Servicing Agreement. This Investor Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement, as amended from time to time, the Investor Certificateholder by virtue of the acceptance hereof assents and by which the Investor Certificateholder is bound.

          Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Investor Certificate is qualified in its entirety by the terms and provisions of the Pooling and Servicing Agreement and reference is made to that Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee.

          Beginning on _______ __, 2001 and on each Transfer Date thereafter, the Trustee shall distribute to the Investor Certificateholders of record as of the last Business Day of the calendar month preceding such Transfer Date such amounts as are payable pursuant to the Pooling and Servicing Agreement and as are requested by the certificate delivered to the Trustee by the Servicer pursuant to Section 5.01 of the Pooling and Servicing Agreement. The Series
            ------------
2001-__ Termination Date is the earlier the occur of (i) the date designated by the Seller following the last occurring Legal Maturity Date of any tranche of Notes and (ii) the Trust Termination Date. Principal with respect to the Series 2001-__ Certificates will be paid under the circumstances described in the Pooling and Servicing Agreement.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Investor Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement, or be valid for any purpose.

          This Investor Certificate shall constitute a "security" within the meaning of (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware and
(ii) the Uniform Commercial Code of any other


______________________
* MasterCard(R)and Visa(R)are federally registered servicemarks of MasterCard International Inc. and of Visa U.S.A., Inc., respectively.

applicable jurisdiction that presently or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

          This Investor Certificate shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of law principles thereof.

          IN WITNESS WHEREOF, MBNA America Bank, National Association has caused this Series 2001-__ Certificate to be duly executed under its official seal.


                                             By:  ____________________________
                                                  Authorized Officer

[Seal]


Attested to:



By:  ________________________
     Cashier


Date: ____________ __, 2001

                Form of Trustee's Certificate of Authentication
                -----------------------------------------------

                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------


          This is one of the Series 2001-__ Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                             THE BANK OF NEW YORK,
                                               Trustee


                                             By:  ______________________
                                                  Authorized Signatory


Date: ________ __, 2001

                                                                       EXHIBIT B
                                                                       ---------

            FORM OF MONTHLY PERFORMANCE STATEMENT AND NOTIFICATION
                                TO THE TRUSTEE
                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
               MBNA MASTER CREDIT CARD TRUST II, SERIES 2001-__
                  MONTHLY PERIOD ENDING __________ __, _____


Capitalized terms used in this notice have their respective meanings set forth in the Pooling and Servicing Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Pooling and Servicing Agreement as supplemented by the Series 2001-__ Supplement. This notice is delivered pursuant to Section 4.06.
                                                 ------------

     A)   MBNA is the Servicer under the Pooling and Servicing Agreement.
     B)   The undersigned is a Servicing Officer.
     C) The date of this notice is on or before the related Transfer Date under the Pooling and Servicing Agreement.

I. INSTRUCTION TO MAKE A WITHDRAWAL

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee (i) to
            ------------
make withdrawals from the Finance Charge Account and the Principal Account on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, in aggregate amounts set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsection 3(a) of the Series 2001-__ Supplement and Section
                ---------------                                      -------
4.06 of the Pooling and Servicing Agreement:
----

A.   Pursuant to subsection 3(a) of the Series 2001-__ Supplement:
                 ---------------

          1.   Servicer Interchange                                 $__________

B.   Pursuant to subsection 4.06(b)(ii):
                 ----------------------

          1.   Amount to be treated as Shared Principal
               Collections                                          $__________

C.   Pursuant to subsection 4.06(b)(iii):
                 -----------------------

          1.   Amount to be paid to the Holder of the Seller
               Interest                                             $__________

          2.   Unallocated Principal Collections                    $__________

D.   Pursuant to subsection 4.06(c)(ii):
                 ----------------------

          1.   Amount to be paid to the Holder of the Seller
               Interest                                              $__________

          2.   Unallocated Principal Collections                     $__________

II. INSTRUCTION TO MAKE CERTAIN PAYMENTS

Pursuant to Section 4.06, the Servicer does hereby instruct the Trustee to pay
            ------------
in accordance with Section 5.01 to the account of the Certificate Representative
                   ------------
on __________ __, ____, which date is a Transfer Date under the Pooling and Servicing Agreement, the amounts as set forth below:

A.   Pursuant to subsection 4.06(a):
                 ------------------

          1.   Amount of Available Funds to be distributed to the
               Series 2001-__ Certificateholders from the Finance
               Charge Account                                        $__________

B.   Pursuant to subsection 4.06(b)(i):
                 ---------------------

          1.   Series 2001-_ Monthly Principal Payment to be
               distributed to the Series 2001-__ Certificateholders
               from the Principal Account                            $__________

C.   Pursuant to subsection 4.06(c)(i):
                 ---------------------

          1.   Amount to be distributed to the Series 2001-__
               Certificateholders from the Principal Account         $__________

     IN WITNESS WHEREOF, the undersigned has duly executed this certificate this __th day __________, ____.


                                             MBNA AMERICA BANK,
                                             NATIONAL ASSOCIATION,
                                             Servicer


                                             By:  ___________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT C
                                                                       ---------

         FORM OF MONTHLY SERIES 2001-__ CERTIFICATEHOLDERS' STATEMENT

                                Series 2001-__

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                   _________________________________________

                       MBNA MASTER CREDIT CARD TRUST II

                   _________________________________________


     The information which is required to be prepared with respect to the Transfer Date of ______ __, ____and with respect to the performance of the Trust during the related Monthly Period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution
     ------------------------------------------------------

     1.   The amount of the current monthly distribution which
          constitutes Available Funds.............................   $__________

     2.   The amount of the current monthly distribution which
          constitutes Available Investor Principal Collections....   $__________

          Total...................................................   $__________

B.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal
               Receivables processed during the related Monthly
               Period and allocated to Series 2001-__.............   $__________

     2.   Collection of Finance Charge Receivables
          ----------------------------------------

          (a)  The aggregate amount of Collections of Finance
               Charge Receivables processed during the related
               Monthly Period and allocated to Series 2001-__.....   $__________

     3.   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of the end of the day on the last day
               of the related Monthly Period........................  $_________

          (b)  The amount of Principal Receivables in the Trust
               represented by the Investor Interest of Series
               2001-__ as of the end of the day on the last day of
               the related Monthly Period...........................  $_________

          (c)  The Floating Allocation Investor Interest as of the
               end of the day on the last day of the related
               Monthly Period.......................................  $_________

          (d)  The Principal Allocation Investor Interest as of
               the end of the day on the last day of the related
               Monthly Period.......................................  $_________

          (e)  The Floating Investor Percentage with respect to
               the related Monthly Period...........................  ____%

          (f)  The Principal Investor Percentage with respect to
               the related Monthly Period...........................  ____%

     4.   Delinquent Balances
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                       Aggregate                            Percentage
                        Account                              of Total
                        Balance                             Receivables
                        -------                             -----------

               (a)  30  - 59 days:           $_________        ____%
               (b)  60  - 89 days:           $_________        ____%
               (c)  90  - 119 days:          $_________        ____%
               (d)  120 - 149 days:          $_________        ____%
               (e)  150 - or more days:      $_________        ____%
                            Total:           $_________        ____%

     5.   Investor Default Amount
          -----------------------

          (a)  The Aggregate Investor Default Amount for the
               related Monthly Period...............................  $_________

     6.   Investor Servicing Fee
          ----------------------

          (a)  The amount of the Investor Servicing Fee payable
               by the Trust to the Servicer for the related Monthly
               Period...............................................  $_________

          (b)  The amount of the Net Servicing Fee payable by
               the Trust to the Servicer for the related Monthly
               Period...............................................  $_________

          (c)  The amount of the Servicer Interchange payable by
               the Trust to the Servicer for the related Monthly
               Period...............................................  $_________

                                             MBNA AMERICA BANK,
                                               NATIONAL ASSOCIATION,
                                               Servicer


                                             By:__________________________
                                                  Name:
                                                  Title:

                                                           SCHEDULE TO EXHIBIT C
                                                           ---------------------


                  SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                   MONTHLY PERIOD ENDING _________ __, ____
                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
               MBNA MASTER CREDIT CARD TRUST II, SERIES 2001-__

1.   The aggregate amount of the Investor Percentage of Collections of Principal Receivables........................................  $________

2.   The aggregate amount of the Investor Percentage of Collections of Finance Charge Receivables (excluding Interchange and
     amounts with respect to Annual Membership Fees).................  $________

3.   The aggregate amount of the Investor Percentage of amounts with respect to Annual Membership Fees..........................  $________

4.   The aggregate amount of the Investor Percentage of Interchange..  $_______

5.   The aggregate amount of Servicer Interchange....................  $________

6.   The aggregate amount of funds on deposit in Finance Charge
     Account allocable to the Series 2001-__ Certificates............  $________

7.   The aggregate amount of funds on deposit in the Principal
     Account allocable to the Series 2001-__ Certificates............  $________

8.   The amount of Available Funds payable to the Investor
     Certificateholders..............................................  $________

     a.   The amount of Principal Account Investment Proceeds .......  $________
     b.   The amount of Finance Charge Account Investment Proceeds...  $________

9.   The amount of Available Investor Principal Collections
     payable to the Investor Certificateholders......................  $________

10.  The sum of all amounts payable to the Investor
     Certificateholders..............................................  $________

11. To the knowledge of the undersigned, no Series 2001-__ Pay Out Event or Trust Pay Out Event has occurred except as described below:

          None.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.


                                                  MBNA AMERICA BANK,
                                                  NATIONAL ASSOCIATION,



                                                  By:  _______________________
                                                       Name:
                                                       Title: